--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    EMERGING
                                     MARKETS
                                      FUND

                                     Annual
                                     Report

                                    11/30/02

                           [logo] PIONEER Investments(R)

T A B L E   O F   C O N T E N T S
--------------------------------------------------------------------------------
Letter from the President                                                1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          7

Schedule of Investments                                                 10

Financial Statements                                                    23

Notes to Financial Statements                                           30

Report of Independent Auditors                                          38

Trustees, Officers and Service Providers                                39

Programs and Services for Pioneer Shareowners                           44

PIONEER EMERGING MARKETS FUND

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 11/30/02
--------------------------------------------------------------------------------


D E A R   S H A R E O W N E R S,
--------------------------------------------------------------------------------
During the past year, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The start of a new year is a good time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business. Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER EMERGING MARKETS FUND

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/02
--------------------------------------------------------------------------------


P O R T F O L I O   D I V E R S I F I C A T I O N
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[graphic omitted]

Materials                      18%
Financials                     16%
Telecommunication Services     15%
Information Technology         14%
Consumer Discretionary         11%
Energy                          9%
Consumer Staples                8%
Industrials                     5%
Utilities                       3%
Health Care                     1%


G E O G R A P H I C A L   D I S T R I B U T I O N
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


South Korea    19.1%           Malaysia      3.1%
Taiwan         11.2%           Thailand      3.1%
South Africa   10.1%           Turkey        3.1%
Brazil         10.0%           Indonesia     2.5%
India           8.6%           Singapore     2.1%
Mexico          8.1%           Chile         1.6%
Hong Kong       4.4%           Hungary       1.2%
China           3.7%           Poland        1.0%
Russia          3.5%           Other         3.6%
                               (individually less than 1%)


1 0   L A R G E S T   H O L D I N G S
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Samsung Electronics Co.          3.37%  6. SK Telecom Co., Ltd.         1.87%
2. Anglo American Plc               3.07   7. Pohang Iron and Steel Co.,
3. Telefonos de Mexico SA (A.D.R.)  2.59      Ltd. (A.D.R.)                1.46
4. Taiwan Semiconductor                    8. Lukoil Holding (A.D.R.)      1.44
   Manufacturing Co.                2.54   9. China Mobile (Hong Kong) Ltd.
5. Petroleo Brasileiro SA Petrobras           (A.D.R.)                     1.07
   (A.D.R.)                         2.00  10. America Movil SA De CV       1.06

Fund holdings will vary for other periods.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/02                                       CLASS A SHARES
--------------------------------------------------------------------------------

S H A R E   P R I C E S   A N D   D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/02       11/30/01
                             $10.11         $9.91

DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM         LONG-TERM
(11/30/01-11/30/02)          DIVIDENDS      CAPITAL GAINS      CAPITAL GAINS
                                 -                -                  -

I N V E S T M E N T   R E T U R N S [dagger]
--------------------------------------------------------------------------------
The mountain chart on the right shows the value of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2002)

                    NET ASSET       PUBLIC OFFERING
PERIOD                VALUE              PRICE*
Life-of-Class
(6/23/94)            -0.30%              -0.99%
5 Years              -4.85               -5.97
1 Year                2.02               -3.81
----------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[graphic omitted]


              Pioneer Emerging Markets Fund*    MSCI Emerging Markets Free Index
6/30/94                   $ 9,425                            $10,000
                          $ 9,128                            $11,242
                          $ 8,756                            $ 9,385
11/30/96                  $10,558                            $10,347
                          $11,653                            $ 8,972
                          $ 7,902                            $ 6,962
11/30/99                  $12,405                            $10,130
                          $ 9,726                            $ 7,738
                          $ 8,908                            $ 7,168
11/30/02                  $ 9,088                            $ 7,518

[dagger] Index comparison begins June 30, 1994. The MSCI Emerging Markets Free
         Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

         Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/02                                       CLASS B SHARES
--------------------------------------------------------------------------------

S H A R E   P R I C E S   A N D   D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/02       11/30/01
                             $9.47          $9.34

DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM         LONG-TERM
(11/30/01-11/30/02)          DIVIDENDS      CAPITAL GAINS      CAPITAL GAINS
                                 -                -                  -

I N V E S T M E N T   R E T U R N S [dagger]
--------------------------------------------------------------------------------
The mountain chart on the right shows the value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2002)

                      IF                  IF
PERIOD               HELD               REDEEMED*
Life-of-Class
(6/23/94)            -1.05%              -1.05%
5 Years              -5.60               -5.77
1 Year                1.39               -2.61
----------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[graphic omitted]

              Pioneer Emerging Markets Fund*    MSCI Emerging Markets Free Index
6/30/94                   $10,000                            $10,000
                          $ 9,644                            $11,242
                          $ 9,199                            $ 9,385
11/30/96                  $11,011                            $10,347
                          $12,069                            $ 8,972
                          $ 8,112                            $ 6,962
11/30/99                  $12,641                            $10,130
                          $ 9,822                            $ 7,738
                          $ 8,924                            $ 7,168
11/30/02                  $ 9,048                            $ 7,518

[dagger] Index comparison begins June 30, 1994. The MSCI Emerging Markets Free
         Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

         Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/02                                       CLASS C SHARES
--------------------------------------------------------------------------------

S H A R E   P R I C E S   A N D   D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/02       11/30/01
                             $9.42          $9.29

DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM         LONG-TERM
(11/30/01-11/30/02)          DIVIDENDS      CAPITAL GAINS      CAPITAL GAINS
                                 -                -                  -

I N V E S T M E N T   R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the value of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2002)

                     NET ASSET       PUBLIC OFFERING
PERIOD                 VALUE            PRICE/CDSC*
Life-of-Class
(1/31/96)            -2.37%              -2.51%
5 Years              -5.70               -5.89
1 Year                1.40                0.43
----------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

[graphic omitted]

              Pioneer Emerging Markets Fund*    MSCI Emerging Markets Free Index
1/31/96                   $ 9,900                            $10,000
                          $10,285                            $ 9,855
                          $11,273                            $ 8,546
11/30/98                  $ 7,559                            $ 6,631
                          $11,709                            $ 9,649
11/30/00                  $ 9,129                            $ 7,370
                          $ 8,291                            $ 6,827
11/30/02                  $ 8,407                            $ 7,163



The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/02                                       CLASS Y SHARES
--------------------------------------------------------------------------------

S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/02       11/30/01
                             $10.51         $10.20

DISTRIBUTIONS PER SHARE      INCOME         SHORT-TERM         LONG-TERM
(11/30/01-11/30/02)          DIVIDENDS      CAPITAL GAINS      CAPITAL GAINS
                                 -                -                  -

I N V E S T M E N T   R E T U R N S [dagger]
--------------------------------------------------------------------------------
The mountain chart on the right shows the value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2002)
                       IF                  IF
PERIOD                HELD              REDEEMED*
Life-of-Class
(4/9/98)             -6.48%              -6.48%
1 Year                3.04                3.04
----------------------------------------------------
* Assumes reinvestment of distributions.

[graphic omitted]

              Pioneer Emerging Markets Fund*    MSCI Emerging Markets Free Index
4/30/98                   $10,000                            $10,000
11/30/98                  $ 6,155                            $ 7,213
                          $ 9,730                            $10,495
11/30/00                  $ 7,672                            $ 8,017
                          $ 7,094                            $ 7,426
11/30/02                  $ 7,310                            $ 7,791


[dagger] Index comparison begins April 30, 1998. The MSCI Emerging Markets
         Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

         Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/02
--------------------------------------------------------------------------------

For the 12 months ended November 30, 2002, Pioneer Emerging Markets Fund's Class A, B and C shares delivered total returns at net asset value of 2.02%, 1.39% and 1.40%, respectively. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 4.95%.

In the following discussion, Mark Madden, portfolio manager of the Fund, addresses the factors impacting the Fund's performance and the outlook for the emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS DURING THE 12
   MONTHS THAT ENDED NOVEMBER 30, 2002?

A: Emerging markets performance in the first half of the last fiscal year was very encouraging as many emerging economies, particularly in Asia, showed strong resilience in spite of a weak global economy. Emerging markets stocks advanced as global investors recognized the higher earnings growth and more attractive valuations in emerging markets in comparison to developed markets. However, in May 2002, global equity markets began a steep downturn due to a sluggish global economy and weak corporate earnings. Emerging markets were not immune to this negative sentiment and experienced a correction in line with other global markets. Market conditions have begun to improve in the last two months as investors anticipated an improvement in the global economy.

   Pioneer Emerging Markets Fund's total return was lower than its benchmark, the MSCI Emerging Markets Free Index, over the last 12 months primarily due to our underweight position in the technology sector. We have maintained a cautious view on technology stocks for most of the last two and one half years. The sector was among the worst performing sectors during the downturn of 2001, but experienced a sharp rally through the first quarter of 2002. We believed that this rally was premature due to the continuing weakness in corporate spending, particularly in the United States. While we believe the prospects for some technology companies have improved and have added to several positions; however, we remain underweighted in the sector as a whole, as valuations appear unattractive and the recovery in demand is likely to be muted.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/02                             (continued)
--------------------------------------------------------------------------------

Q: WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects and proven management ability that sell at a discount to our estimation of fair value. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q. WHERE ARE YOU FINDING ATTRACTIVE OPPORTUNITIES IN EMERGING MARKETS?

A: We are particularly optimistic about the prospects for India, Brazil and Turkey. In India, we find many attractively valued stocks across a range of sectors, and we are optimistic about the economic growth prospects if the Indian government can continue to pursue economic reform measures. We added Brazilian stocks that had been punished by investors who were excessively fearful of a leftwing victory in November's presidential elections. The new government has reiterated its intention to limit fiscal deficits and service sovereign debt. We considered the valuations of those stocks to be attractive. A new government in Turkey, meanwhile, has committed itself to more positive economic policy such as fighting inflation, meeting debt obligations and entering negotiations to join the European Union.

   As for sectors, we prefer consumer-oriented companies, where many have strong growth prospects and attractive valuations including motor vehicle manufacturers, food and beverage companies, media companies and retailers. Consumer spending is accelerating in many emerging economies due to strong economic growth, rising incomes and greater availability of credit.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Q: WHAT IS YOUR OUTLOOK?

A: Despite the recent volatility, we are optimistic about the prospects for emerging markets. Many emerging economies have thus far demonstrated resilience in spite of a weak global economy. Many companies are gaining global market share by delivering quality products and services at very competitive prices. Due to these trends, we expect earnings and cash flow growth to be strong. The primary risk relates to the health of the global economy, which has a direct impact on export growth and domestic confidence. Still, we believe there is significant value in emerging market stocks relative to their own history and relative to their developed market peers.



Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02
--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                PREFERRED STOCKS - 2.8%
                CAPITAL GOODS - 0.2%
                AEROSPACE & DEFENSE - 0.2%
      23,100    Embraer Aircraft Corp. (A.D.R.)                    $     337,722
                                                                   -------------
                TOTAL CAPITAL GOODS                                $     337,722
                                                                   -------------
                BANKS - 1.0%
  48,062,000    Banco Itau SA                                      $   1,985,952
                                                                   -------------
                TOTAL BANKS                                        $   1,985,952
                                                                   -------------
                TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
                TELECOMMUNICATIONS EQUIPMENT - 0.3%
      30,200    Telebras (A.D.R.)                                  $     540,580
                                                                   -------------
                TOTAL TECHNOLOGY HARDWARE & EQUIPMENT              $     540,580
                                                                   -------------
                TELECOMMUNICATION SERVICES - 0.8%
                INTEGRATED TELECOMMUNICATION SERVICES - 0.6%
     182,694    Tele Norte Leste Participacoes (A.D.R.)            $   1,342,801
                                                                   -------------
                WIRELESS TELECOM. SERVICES - 0.2%
      23,300    Telemig Celular Participacoes (A.D.R.)*            $     380,023
                                                                   -------------
                TOTAL TELECOMMUNICATION SERVICES                   $   1,722,824
                                                                   -------------
                UTILITIES - 0.5%
                ELECTRIC UTILITIES - 0.5%
     290,600    Centrais Electricas Brasileiras SA (A.D.R.)        $     782,039
  40,640,377    Cemig-Cia Energetica                                     261,161
                                                                   -------------
                                                                   $   1,043,200
                                                                   -------------
                TOTAL UTILITIES                                    $   1,043,200
                                                                   -------------
                TOTAL PREFERRED STOCKS
                (Cost $6,557,848)                                  $   5,630,278
                                                                   -------------
                COMMON STOCKS - 91.6%

                ENERGY - 8.5%
                INTEGRATED OIL & GAS - 4.7%
     444,100    CNOOC Ltd.                                         $     543,839
      41,600    Lukoil Holding (A.D.R.)                                2,779,400
     318,100    Petrobras Brasileiro SA Petrobras (A.D.R.)             3,855,372
      83,300    Surgutneftegaz (A.D.R.)*                              1,395,275
 156,986,300    Tupras-Turkiye Petrol Rafinerileri AS                  1,071,405
                                                                   -------------
                                                                   $   9,645,291
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                OIL & GAS DRILLING - 0.3%
   2,272,000    China Oilfield Services*                           $     538,972
                                                                   -------------
                OIL & GAS EXPLORATION & PRODUCTION - 1.2%
   4,051,400    China Petroleum & Chemical                         $     638,993
      42,400    Mol Magyar Olaj                                          981,884
     924,000    PTT Public Company Ltd.                                  823,198
                                                                   -------------
                                                                   $   2,444,075
                                                                   -------------
                OIL & GAS REFINING MARKETING &
                TRANSPORTATION - 1.9%
     158,000    Bharat Petroleum Corp., Ltd.                       $     622,875
     156,000    Hindustan Petroleum                                      710,412
      62,400    Polski Koncern Nafto (G.D.R.)                            577,824
      65,900    SK Corp.                                                 842,894
      61,780    S-OIL Corp.*                                             976,126
                                                                   -------------
                                                                   $   3,730,131
                                                                   -------------
                TOTAL ENERGY                                       $  16,358,469
                                                                   -------------
                MATERIALS - 16.6%
                ALUMINUM - 0.6%
   4,803,000    Aluminum Corporation of China Ltd.*                $     646,678
      43,400    Hindalco Industries Ltd.*                                485,386
                                                                   -------------
                                                                   $   1,132,064
                                                                   -------------
                COMMODITY CHEMICALS - 1.7%
      55,589    Daelim Industrial Co.                              $     783,042
     118,900    Reliance Industries Ltd. (144A)*                       1,432,745
 169,100,000    Ultrapar Participacoes SA                              1,164,937
                                                                   -------------
                                                                   $   3,380,724
                                                                   -------------
                CONSTRUCTION MATERIALS - 1.5%
      28,700    Asia Cement Co., Ltd.*                             $     579,422
     360,900    Cemex SA*                                              1,667,607
   2,076,000    Legend Holdings Ltd.                                     758,679
      26,970    Suez Cement Co. (G.D.R.) (144A)                          142,941
                                                                   -------------
                                                                   $   3,148,649
                                                                   -------------
                DIVERSIFIED CHEMICALS - 0.5%
      19,197    LG Chem, Ltd.*                                     $     707,731
     901,274    Sinopac Holdings Co.*                                    358,328
                                                                   -------------
                                                                   $   1,066,059
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                DIVERSIFIED METALS & MINING - 2.3%
      42,700    Anglo American Platinum Corp., Ltd.*               $   1,558,466
      64,700    Companhia Vale do Rio Doce (A.D.R.)                    1,630,440
     259,300    KGHM Polska Miedz SA*                                    910,391
   1,365,200    Yanzhou Coal Mining (Class H)                            494,539
                                                                   -------------
                                                                   $   4,593,836
                                                                   -------------
                PAPER PRODUCTS - 0.5%
     549,869    Formosa Chemicals & Fibre Corp.                    $     538,621
      34,200    Aracruz Cellulose SA (A.D.R.)                            581,400
                                                                   -------------
                                                                   $   1,120,021
                                                                   -------------
                PRECIOUS METALS & MINERALS - 5.9%
     423,178    Anglo American Plc                                 $   5,906,283
      16,110    Anglogold Ltd.                                           846,283
      60,100    Anglogold Ltd. (A.D.R.)                                1,599,261
      65,400    Compania de Minas Buenaventura SA                      1,469,538
     106,600    Gold Fields Ltd.                                       1,141,821
      94,600    Gold Fields Ltd. (A.D.R.)                              1,015,058
                                                                   -------------
                                                                   $  11,978,244
                                                                   -------------
                SPECIALTY CHEMICALS - 0.7%
     535,277    Formosa Plastic Corp.                              $     664,663
     116,233    Indian Petrochemicals Corp., Ltd.*                       176,719
     732,540    Nan Ya Plastics Corp.                                    650,021
                                                                   -------------
                                                                   $   1,491,403
                                                                   -------------
                STEEL - 2.9%
   1,136,921    China Steel Corp., Ltd.                            $     632,169
     108,700    Pohang Iron & Steel Co., Ltd. (A.D.R.)                 2,807,721
     271,300    Remgro Ltd.                                            1,946,179
     175,450    Tata Iron and Steel Co., Ltd.                            506,811
                                                                   -------------
                                                                   $   5,892,880
                                                                   -------------
                TOTAL MATERIALS                                    $  33,803,880
                                                                   -------------
                CAPITAL GOODS - 2.3%
                BUILDING PRODUCTS - 0.6%
     100,100    Daewoo Heavy Industries & Machinery Ltd.*          $     652,717
      20,100    Hanil Cement Co., Ltd.*                                  587,272
                                                                   -------------
                                                                   $   1,239,989
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
     226,596    Bharat Heavy Electricals (Demat Shares)            $     773,222
     503,800    Techtronic Industries Co.                                448,982
                                                                   -------------
                                                                   $   1,222,204
                                                                   -------------
                INDUSTRIAL CONGLOMERATES - 0.4%
     370,000    China Resources Enterprise Ltd.                    $     346,346
   2,836,800    Glorious Sun Enterprises Ltd.                            556,553
                                                                   -------------
                                                                   $     902,899
                                                                   -------------
                INDUSTRIAL MACHINERY - 0.7%
     153,500    Tubos de Acero de Mexico SA (A.D.R.)               $   1,419,875
                                                                   -------------
                TOTAL CAPITAL GOODS                                $   4,784,967
                                                                   -------------
                COMMERCIAL SERVICES & SUPPLIES - 0.9%
                DATA PROCESSING SERVICES - 0.3%
   2,057,800    Shinawatra Computer Co., Plc*                      $     544,079
                                                                   -------------
                DIVERSIFIED COMMERCIAL SERVICES - 0.6%
     251,916    Bidvest Group, Ltd.                                $   1,255,786
                                                                   -------------
                TOTAL COMMERCIAL SERVICES & SUPPLIES               $   1,799,865
                                                                   -------------
                TRANSPORTATION - 1.1%
                MARINE - 1.0%
   1,122,000    Evergreen Marine Corp.*                            $     475,177
     299,250    Hyundai Merchant Marine Co.*                             675,451
     213,500    Samsung Heavy Industries Co., Ltd.*                      821,017
                                                                   -------------
                                                                   $   1,971,645
                                                                   -------------
                RAILROADS - 0.1%
     141,700    Malaysia International Shipping Bhd                $     249,839
                                                                   -------------
                TOTAL TRANSPORTATION                               $   2,221,484
                                                                   -------------
                AUTOMOBILES & COMPONENTS - 5.4%
                AUTO PARTS & EQUIPMENT - 0.5%
     273,850    Cycle & Carriage                                   $     539,484
      17,000    Hyundai Mobis*                                           395,795
     200,000    Mirgor Sacifia (A.D.R.) (144A)*                               --
                                                                   -------------
                                                                   $     935,279
                                                                   -------------
                AUTOMOBILE MANUFACTURERS - 4.9%
     198,000    Edaran Otomobile Nasional Bhd                      $     703,421
     107,570    Hyundai Heavy Industries                               1,910,937
      60,050    Hyundai Motor Company Ltd.*                            1,762,042

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                AUTOMOBILE MANUFACTURERS - (CONTINUED)
      51,150    Kia Motors*                                        $     389,120
 103,711,800    Koc Holdings AS*                                       1,483,042
     145,400    Larsen & Toubro Ltd.                                     617,295
     301,500    Mahindra & Mahindra (G.D.R.)*                            648,225
      39,000    Perusahaan Otomobil                                       80,053
   2,053,000    PT Astra International*                                  571,707
     694,900    Sime Darby Bhd                                           896,055
     286,040    Tata Engineering & Locomotive Co.*                     1,002,709
                                                                   -------------
                                                                   $  10,064,606
                                                                   -------------
                TOTAL AUTOMOBILES & COMPONENTS                     $  10,999,885
                                                                   -------------
                CONSUMER DURABLES & APPAREL - 1.9%
                HOME FURNISHINGS - 0.5%
   2,757,069    Far Eastern Textile Ltd. (G.D.R.)                  $   1,024,667
                                                                   -------------
                HOMEBUILDING - 0.2%
   3,775,100    Ayala Land, Inc.                                   $     349,122
                                                                   -------------
                LEISURE PRODUCTS - 1.0%
      41,999    Bajaj Auto Ltd. (Demat Shares)                     $     416,556
     182,500    Berjaya Sports Toto Bhd                                  149,842
     241,420    Hero Honda Motors (Demat Shares)                       1,437,476
                                                                   -------------
                                                                   $   2,003,874
                                                                   -------------
                TEXTILES - 0.2%
     800,000    Texwinca Holdings Ltd.                             $     553,949
                                                                   -------------
                TOTAL CONSUMER DURABLES & APPAREL                  $   3,931,612
                                                                   -------------
                HOTELS, RESTAURANTS & LEISURE - 0.6%
                HOTELS, RESORTS & CRUISE LINES - 0.4%
     197,171    Indian Hotels Co., Ltd.                            $     665,263
      70,800    Resorts World Bhd                                        168,616
                                                                   -------------
                                                                   $     833,879
                                                                   -------------
                RESTAURANTS - 0.2%
     479,900    Kentucky Fried Chicken Bhd                         $     488,740
                                                                   -------------
                TOTAL HOTELS, RESTAURANTS & LEISURE                $   1,322,619
                                                                   -------------
                MEDIA - 1.7%
                ADVERTISING - 0.3%
       6,800    Cheil Communications, Inc.                         $     682,160
                                                                   -------------


The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                BROADCASTING & CABLE TV - 0.5%
      33,000    Grupo Televisa SA (A.D.R.)*                        $     971,190
                                                                   -------------
                MEDIA - 0.2%
     257,145    Balaji Telefilms Ltd.                              $     442,326
                                                                   -------------
                MOVIES & ENTERTAINMENT - 0.4%
     323,100    Tanjong Plc                                        $     739,729
                                                                   -------------
                PUBLISHING - 0.3%
   3,739,000    Oriental Press Group                               $     594,516
                                                                   -------------
                TOTAL MEDIA                                        $   3,429,921
                                                                   -------------
                RETAILING - 1.0%
                GENERAL MERCHANDISE STORES - 1.0%
     956,000    Convenience Retail Asia Ltd.*                      $     269,691
   2,467,200    Global Green Technology Group                            414,440
      11,800    LG Home Shopping*                                        904,581
     212,100    Walmart De Mexico SA de CV                               514,055
                                                                   -------------
                                                                   $   2,102,767
                                                                   -------------
                TOTAL RETAILING                                    $   2,102,767
                                                                   -------------
                FOOD & DRUG RETAILING - 2.8%
                FOOD DISTRIBUTORS - 0.4%
      58,600    Compania Cervecerias Unidas SA                     $     833,878
                                                                   -------------
                FOOD RETAIL - 2.4%
      45,000    Brasil Distr Pao Acu - SP (A.D.R.)*                $     702,000
      14,000    CJ Corp.                                                 565,875
      53,100    Distribucion y Servicio D&S SA                           483,210
  14,435,000    Migros Turk T.A.S.                                       938,252
   1,714,000    People's Food Holdings Ltd.                              868,401
     514,346    President Chain Store Corp.                              792,783
   6,877,000    PT Indofood Sukses Makmur Tbk                            440,465
                                                                   -------------
                                                                   $   4,790,986
                                                                   -------------
                TOTAL FOOD & DRUG RETAILING                        $   5,624,864
                                                                   -------------
                FOOD, BEVERAGE & TOBACCO - 4.0%
                DISTILLERS & VINTNERS - 1.4%
  14,677,000    Biracilik Ve Malt Sanayii AS*                      $     281,424
      83,100    Companhia De Bebidas (A.D.R.)                          1,246,500
     491,000    Grupo Modelo SA de CV                                  1,233,547
                                                                   -------------
                                                                   $   2,761,471
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                SOFT DRINKS - 2.1%
      84,100    Embotelladora Andina SA (A.D.R.)                   $     559,265
      19,100    Fomento Economico Mexicano, SA de C.V.                   712,430
     164,000    Fraser & Neave Ltd.                                      724,144
     150,100    Panamerican Beverages, Inc.                            1,538,525
     153,600    Sermsuk Public Co., Ltd.                                 720,414
                                                                   -------------
                                                                   $   4,254,778
                                                                   -------------
                TOBACCO - 0.5%
      70,000    British American Tabacco (Malaysia) Bhd            $     649,342
   1,338,000    PT Hanjaya Mandala Sampoerna Tbk                         473,200
                                                                   -------------
                                                                   $   1,122,542
                                                                   -------------
                TOTAL FOOD, BEVERAGE & TOBACCO                     $   8,138,791
                                                                   -------------
                HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
                HOUSEHOLD PRODUCTS - 1.3%
  48,404,120    Arcelik A.S.*                                      $     503,390
      40,100    LG Household & Health Care Ltd.*                       1,317,447
   1,012,100    Steinhoff International Holdings Ltd.                    768,895
                                                                   -------------
                                                                   $   2,589,732
                                                                   -------------
                TOTAL HOUSEHOLD & PERSONAL PRODUCTS                $   2,589,732
                                                                   -------------
                PHARMACEUTICALS & BIOTECHNOLOGY - 1.2%
                BIOTECHNOLOGY - 0.3%
      43,600    Dr. Reddy's Laboratories (A.D.R.)                  $     691,060
                                                                   -------------
                PHARMACEUTICALS - 0.9%
      22,500    Gideon Richter Sons (G.D.R.)                       $   1,248,750
      52,640    Ranbaxy Laboratories Ltd.                                585,077
           1    Sun Pharmaceutical Industries Ltd. (Demat Shares)             12
                                                                   -------------
                                                                   $   1,833,839
                                                                   -------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY              $   2,524,899
                                                                   -------------
                BANKS - 8.3%
                BANKS - 8.3%
     121,568    Banco Bradesco SA                                  $   1,581,600
      28,852    Banco Santiago*                                          539,821
     472,920    Bangkok Bank Ltd. (Foreign Shares)*                      701,307
      25,739    Bank Zachodni                                            484,529
   1,605,885    Chinatrust Financial Holding Company Ltd.*             1,184,404
     594,000    Commerce Asset Holdings Bhd                              472,074
      58,700    Commercial Intl. Bank                                    344,661
      34,300    Credicorp Ltd.                                           309,386

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                BANKS - (CONTINUED)
     100,193    Development Bank of Singapore Ltd.                 $     635,246
     108,300    HDFC Bank Ltd.*                                          437,258
      79,000    ICICI Bank Ltd. (A.D.R.)                                 474,000
      50,531    Kookmin Bank                                           1,941,063
     577,100    Malayan Banking Bhd                                    1,101,046
     128,800    MISR International (144A)                                183,540
     988,100    National Finance Public Co., Ltd.*                       377,111
     113,000    Overseas-Chinese Banking Corp., Ltd.                     639,683
   1,993,500    PT Bank Central Asia Tbk                                 460,764
  98,219,000    PT Lippo Bank*                                           382,920
     495,875    Public Bank Bhd (Foreign Shares)                         315,794
      21,300    Shinhan Financial Group Co., Ltd.                        252,851
     632,400    Siam Commercial Bank Plc (Foreign Shares)*               432,553
     150,700    State Bank of India                                      819,476
      41,500    State Bank of India (G.D.R.) (144A)*                     498,000
 198,920,695    Turkiye Is Bankasi (Isbank)*                             801,630
      99,100    Uniao de Bancos Brasileiros SA (Unibanco) (G.D.R.)       872,080
   1,329,090    United World Chinese Commercial Bank                     796,458
                                                                   -------------
                                                                   $  17,039,255
                                                                   -------------
                TOTAL BANKS                                        $  17,039,255
                                                                   -------------
                DIVERSIFIED FINANCIALS - 4.7%
                DIVERSIFIED FINANCIAL SERVICES - 4.7%
  23,262,000    Alarko Holding A.S.                                $     408,238
     815,600    Alexander Forbes Ltd.                                  1,228,680
     263,800    Bank of East Asia                                        460,044
   3,035,294    China Development Financial*                           1,163,048
     135,206    Coronation Holdings Ltd.                                 815,903
     107,490    Daewoo Securities Co.*                                   470,864
     666,610    FirstRand Ltd.                                           567,484
     611,000    Grupo Financiero Bancomer (B Shares)*                    471,945
 136,670,731    Haci Omer Sabanci Holding AS*                            515,236
      34,100    HDFC Bank Ltd.*                                          417,725
     404,000    Honk Kong Exchanges & Clearing Ltd.                      541,357
     120,600    Hyundai Securities Co.*                                  692,628
     475,500    Kiatnakin Finance Plc (Foreign Shares)*                  393,562
      33,600    LG Investment & Securities Co., Ltd.*                    495,770
      18,500    Samsung Securities Co., Ltd.*                            567,589
   4,079,400    SM Prime Holdings                                        388,696
                                                                   -------------
                                                                   $   9,598,769
                                                                   -------------
                TOTAL DIVERSIFIED FINANCIALS                       $   9,598,769
                                                                   -------------
   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                INSURANCE - 0.7%
                MULTI-LINE INSURANCE - 0.3%
       9,800    Samsung Fire & Marine Insurance*                   $     607,072
                                                                   -------------
                PROPERTY & CASUALTY INSURANCE - 0.4%
     705,949    Cathay Financial Holdings Co.                      $     730,152
                                                                   -------------
                TOTAL INSURANCE                                    $   1,337,224
                                                                   -------------
                REAL ESTATE - 0.8%
                REAL ESTATE INVESTMENT TRUSTS - 0.3%
   3,301,600    New World China Land Ltd.                          $     567,303
                                                                   -------------
                REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
     627,500    Great Eagle Holdings Ltd.                          $     434,504
     158,000    Henderson Land Development                               561,207
                                                                   -------------
                                                                   $     995,711
                                                                   -------------
                TOTAL REAL ESTATE                                  $   1,563,014
                                                                   -------------
                SOFTWARE & SERVICES - 0.9%
                APPLICATION SOFTWARE - 0.9%
      14,150    Infosys Technologies Ltd.                          $   1,334,863
      59,300    Mastek Ltd. (Demat Shares)*                              595,209
                                                                   -------------
                                                                   $   1,930,072
                                                                   -------------
                TOTAL SOFTWARE & SERVICES                          $   1,930,072
                                                                   -------------
                TECHNOLOGY HARDWARE & DEVELOPMENT - 11.7%
                COMPUTER HARDWARE - 3.6%
     584,600    Compal Electronics                                 $     646,748
      20,050    Samsung Electronics Co.                                6,486,666
     188,000    Synnex Technology Intl Corp.*                            297,897
                                                                   -------------
                                                                   $   7,431,311
                                                                   -------------
                COMPUTER STORAGE & PERIPHERALS - 0.2%
     226,000    Quanta Computer, Inc.*                             $     449,265
                                                                   -------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.5%
     329,000    Asustek Computer, Inc.                             $     672,976
      86,700    Elbit Systems Ltd.                                     1,447,487
     328,850    Elec & Eltek International Co., Ltd.                     631,392
      40,990    LG Electronics Inc.                                      514,003
      14,010    LG Electronics Inc.*                                     568,036
   1,254,000    Phoenixtec Power Co., Ltd.                               921,262
     384,300    United Microelectronics (A.D.R.)*                      1,744,722
     960,000    Varitronix International Ltd.                            572,414
                                                                   -------------
                                                                   $   7,072,292
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                SEMICONDUCTORS - 3.7%
     592,000    Advanced Semiconductor Engineering*                $     390,573
     421,150    Hon Hai Precision Industry                             1,583,408
      53,600    Siliconware Precision Industries Co. (A.D.R.)*           150,080
   3,368,000    Taiwan Semiconductor Manufacturing Co.*                4,900,144
     621,000    United Microelectronics Corp., Ltd.*                     459,801
                                                                   -------------
                                                                   $   7,484,006
                                                                   -------------
                TECHNOLOGY HARDWARE & Equipment - 0.2%
     103,900    Promos Technologies (G.D.R.) (144A)*               $     376,118
                                                                   -------------
                TELECOMMUNICATIONS EQUIPMENT - 0.5%
      69,600    Empresa Nacional De Telecom*                       $     269,005
      18,100    Samsung Electro Mechanics Co., Ltd.*                     823,140
                                                                   -------------
                                                                   $   1,092,145
                                                                   -------------
                TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT            $  23,905,137
                                                                   -------------
                TELECOMMUNICATION SERVICES - 13.0%
                INTEGRATED TELECOMMUNICATION SERVICES - 7.3%
     765,900    Asia Satellite Telecommunications Holdings Ltd.    $   1,080,316
      35,300    Brasil Telecom Participacoes SA                          875,440
      62,047    Brasil Telecom SA                                            189
          10    Carso Global Telecom*                                         11
      40,100    Compania Anonima Nacional Telefonos de
                  Venezuela (A.D.R.)*                                    524,508
      49,900    Compania de Telephonos de Chile SA (A.D.R.)              479,539
      72,800    KT Corp.*                                              1,568,840
     202,900    Mahanagar Telephone Nigam Ltd.                           825,803
     127,500    Philippine Long Distance Telephone Co.*                  690,799
     154,700    PT Indosat Indonesian Satellite Corp.                  1,410,864
      44,200    SPT Telecom AS*                                          410,024
     143,900    Tele Centro Oeste Celular Participacoes SA               554,015
   2,440,900    TelecomAsia Corp., Public Co., Ltd.*                     303,043
     154,500    Telefonos de Mexico SA (A.D.R.)                        4,981,080
     147,376    Telekomunik Indonesia SP (A.D.R.)                      1,131,848
                                                                   -------------
                                                                   $  14,836,319
                                                                   -------------
                WIRELESS TELECOMMUNICATION SERVICES - 5.7%
   1,399,500    Advanced Service Co., Ltd. (Foreign Shares)        $   1,166,384
     135,300    America Movil SA de CV                                 2,049,795
          10    America Telecom SA de CV*                                      7
     157,800    China Mobile (Hong Kong) Ltd. (A.D.R.)*                2,070,336
     180,000    China Mobile Ltd.*                                       476,627


   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                WIRELESS TELECOMMUNICATION SERVICES - (CONTINUED)
      46,000    Mobinil-Egyptian Mobile*                           $     302,860
     160,400    SK Telecom Co., Ltd.                                   3,609,000
     681,500    Smartone Telecommunications                              790,862
   1,816,100    United Communication Industry Public Co., Ltd.*          572,033
     292,700    Venfin Ltd.*                                             591,396
                                                                   -------------
                                                                   $  11,629,300
                                                                   -------------
                TOTAL TELECOMMUNICATION SERVICES                   $  26,465,619
                                                                   -------------
                UTILITIES - 2.7%
                ELECTRIC UTILITIES - 1.9%
     240,000    Beijing Datang Power Generation Co., Ltd.          $      78,476
     132,200    Companhia Paranaense de Energia (A.D.R.)                 281,586
       8,700    Huaneng Power Intl., Inc. (A.D.R.)                       278,835
      53,200    Korea Electric Power Corp.                               871,694
   1,792,100    Manila Electric Co.*                                     343,186
     157,240    Unified Energy System (G.D.R.) (144A)*                 1,952,235
                                                                   -------------
                                                                   $   3,806,012
                                                                   -------------
                GAS UTILITIES - 0.7%
   4,404,000    PetroChina Company Ltd.                            $     841,433
      45,500    Gazprom (A.D.R.) (144A)*                                 571,025
                                                                   -------------
                                                                   $   1,412,458
                                                                   -------------
                WATER UTILITIES - 0.1%
      59,500    Cia de Saneamento Basic deo Estado de Sao Paulo    $     327,834
                                                                   -------------
                TOTAL UTILITIES                                    $   5,546,304
                                                                   -------------
                TOTAL COMMON STOCKS
                (Cost $185,216,497)                                $ 187,019,149
                                                                   =============
                RIGHTS/WARRANTS - 0.0%
                MISCELLANEOUS - 0.0%
      74,250    Commerce Asset Holdings                            $         391
                                                                   -------------
                TOTAL MISCELLANEOUS                                $         391
                                                                   -------------
                BANKS (MONEY CENTER) - 0.0%
   1,980,000    PT Lippo Bank (Certificate of Entitlement)*        $          --
  10,692,000    PT Lippo Bank (Foreign Certificate of Entitlement)*           --
                                                                   -------------
                TOTAL BANKS (MONEY CENTER)                         $          --
                                                                   -------------


   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE

                PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
                PHARMACEUTICALS - 0.0%
           4    Sun Pharmaceuticals, 12/10/03                      $          --
                                                                   -------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY              $          --
                                                                   -------------
                TELECOMMUNICATION SERVICES - 0.0%
                INTEGRATED TELECOMMUNICATION SERVICES - 0.0%
     526,420    TelecomAsia Public Co., Ltd. (foreign shares)      $          --
                                                                   -------------
                TOTAL TELECOMMUNICATION SERVICES                   $          --
                                                                   -------------
                TOTAL RIGHTS/WARRANTS
                (Cost $121,625)                                    $         391
                                                                   -------------
                TOTAL INVESTMENT IN SECURITIES
                (Cost $191,895,970)                                $ 192,649,818
                                                                   =============
PRINCIPAL
AMOUNT
                TEMPORARY CASH INVESTMENT - 5.6%
                SECURITY LENDING COLLATERAL - 5.6%
 $11,472,842    Securities Lending Investment Fund, 1.47%          $  11,472,842
                                                                   -------------
                TOTAL TEMPORARY CASH INVESTMENT                    $  11,472,842
                                                                   -------------
                TOTAL INVESTMENT IN SECURITIES
                AND TEMPORARY CASH INVESTMENT
                (Cost $203,368,812)(a)(b)(c)(d)                    $ 204,122,660
                                                                   =============

        * Non-Income producing security.

     144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2002, the value of these securities amounted to $5,156,604 or 2.64% of total net assets.


   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                     (continued)
--------------------------------------------------------------------------------


 (a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

         South Korea                                                       19.1%
         Taiwan                                                            11.2
         South Africa                                                      10.1
         Brazil                                                            10.0
         India                                                              8.6
         Mexico                                                             8.1
         Hong Kong                                                          4.4
         China                                                              3.7
         Russia                                                             3.5
         Malaysia                                                           3.1
         Thailand                                                           3.1
         Turkey                                                             3.1
         Indonesia                                                          2.5
         Singapore                                                          2.1
         Chile                                                              1.6
         Hungary                                                            1.2
         Poland                                                             1.0
         Other (individually less than 1%)                                  3.6
                                                                          -----
                                                                          100.0%
                                                                          =====

 (b) At November 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $211,438,216 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                     $ 14,494,375

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                      (21,809,931)
                                                                   ------------

     Net unrealized loss                                           $ (7,315,556)
                                                                   ============

 (c) At November 30, 2002, the Fund had a capital loss carryforward of $102,854,065 which will expire between 2005 and 2010 if not utilized. This amount includes a net capitol loss carryforward of $11,360,631, which may be limited from the merger with Pioneer Indo-Asia fund.

 (d) The Fund has elected to defer approximately $458,734 of capital losses recognized between November 1, 2002 and November 30, 2002 to its fiscal year ending November 30, 2003.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2002 aggregated
     $212,638,163 and $184,999,816, respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
BALANCE SHEET 11/30/02
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned  $ 204,122,660 of $10,755,798) (cost $203,368,812)
 Cash                                                                 3,521,240
 Foreign currencies, at value (cost $124,464)                           123,834
 Receivables -

   Investment securities sold                                         1,343,027
   Fund shares sold                                                     640,894
   Dividends, interest and foreign taxes withheld                       605,126
   Forward foreign currency settlement contracts - net                      320
 Other                                                                  363,193
                                                                  -------------
      Total assets                                                $ 210,720,294
                                                                  -------------

LIABILITIES:
 Payables -
    Investment securities purchased                               $   2,226,967
    Fund shares repurchased                                             526,377
    Upon return of securities loaned                                 11,472,842
 Due to affiliates                                                      345,774
 Accrued expenses                                                       189,760
 Reserve for repatriation taxes                                         364,031
                                                                  -------------
      Total liabilities                                           $  15,125,751
                                                                  -------------

NET ASSETS:
 Paid-in capital                                                  $ 306,540,511
 Accumulated net investment loss                                       (307,012)
 Accumulated net realized loss on investments
    and foreign currency transactions                              (111,034,672)
 Net unrealized gain on investments                                     389,817
 Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in foreign
    currencies                                                            5,899
                                                                  -------------
      Total net assets                                            $ 195,594,543
                                                                  =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $94,999,182/9,396,547 shares)                  $       10.11
                                                                  =============
 Class B (based on $29,673,884/3,134,059 shares)                  $        9.47
                                                                  =============
 Class C (based on $29,238,883/3,104,953 shares)                  $        9.42
                                                                  =============
 Class Y (based on $41,682,594/3,967,217 shares)                  $       10.51
                                                                  =============

MAXIMUM OFFERING PRICE:
 Class A ($10.11 [division sign] 94.25%)                          $       10.73
                                                                  =============
 Class C ($9.42 [division sign] 99.00%)                           $        9.52
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

  PIONEER EMERGING MARKETS FUND
  ------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  ------------------------------------------------------------------------------
  FOR THE YEAR ENDED 11/30/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $501,411)   $ 4,791,380
  Interest (net of foreign taxes withheld of $539)             47,143
  Income from securities loaned, net                           25,227
                                                          -----------
     Total investment income                                           $ 4,863,750
                                                                       -----------

EXPENSES:
  Management fees                                         $ 2,414,148
  Transfer agent fees
     Class A                                                  683,253
     Class B                                                  228,099
     Class C                                                  146,136
     Class Y                                                    2,025
  Distribution fees
     Class A                                                  224,092
     Class B                                                  360,976
     Class C                                                  241,938
  Administrative fees                                          37,849
  Custodian fees                                              315,115
  Registration fees                                            55,756
  Professional fees                                           117,142
  Printing                                                     90,019
  Fees and expenses of nonaffiliated trustees                   7,005
  Miscellaneous                                                11,094
                                                          -----------
     Total expenses                                                    $ 4,934,647
     Less fees paid indirectly                                             (11,095)
                                                                       -----------
     Net expenses                                                      $ 4,923,552
                                                                       -----------
         Net investment loss                                           $   (59,802)
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
    Investments                                           $(6,665,090)
    Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies     (184,952) $(6,850,042)
                                                          -----------  -----------
 Change in net unrealized gain from:
    Investments                                           $11,741,655
    Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies       75,184  $11,816,839
                                                          -----------  -----------
    Net gain on investments and foreign currency
        transactions                                                   $ 4,966,797
                                                                       -----------
    Net increase in net assets resulting from operations               $ 4,906,995
                                                                       ===========

   The accompanying notes are an integral part of these financial statements.

  PIONEER EMERGING MARKETS FUND
  ------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
  ------------------------------------------------------------------------------
  FOR THE YEARS ENDED 11/30/02 AND 11/30/01

                                                              YEAR ENDED      YEAR ENDED
FROM OPERATIONS:                                               11/30/02        11/30/01
Net investment loss                                       $      (59,802) $       (5,298)
Net realized loss on investments
 and foreign currency transactions                            (6,850,042)    (72,203,568)
Change in net unrealized gain on investments
 and foreign currency transactions                            11,816,839      52,099,091
                                                          --------------  --------------
  Net increase (decrease) in net assets resulting
   from operations                                        $    4,906,995  $  (20,109,775)
                                                          --------------  --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  114,568,023  $  165,202,546
Reinvestment of distributions                                         --              --
Cost of shares repurchased                                  (101,995,702)   (156,153,723)
                                                          --------------  --------------
   Net increase in net assets resulting from
    Fund share transactions                               $   12,572,321  $    9,048,823
                                                          --------------  --------------
   Net increase (decrease) in net assets                  $   17,479,316  $  (11,060,952)
NET ASSETS:
Beginning of year                                            178,115,227     189,176,179
                                                          --------------  --------------
End of year (including accumulated net investment
 loss of ($307,012) and ($28,125), respectively)          $  195,594,543  $  178,115,227
                                                          ==============  ==============

CLASS A                           '02 SHARES      '02 AMOUNT    '01 SHARES      '01 AMOUNT
Shares sold                        7,039,890    $ 71,150,944    12,106,945    $ 132,799,681
Reinvestment of distributions             --              --            --               --
Less shares repurchased           (5,990,249)    (62,097,443)  (11,912,571)    (128,780,846)
                                 -----------    ------------   -----------    -------------
   Net increase                    1,049,641    $  9,053,501       194,374    $   4,018,835
                                 ===========    ============   ===========    =============
CLASS B
Shares sold                        1,068,819    $ 10,821,885     1,573,430    $  16,136,827
Reinvestment of distributions             --              --            --               --
Less shares repurchased           (1,751,093)    (17,570,205)   (1,723,059)     (17,170,423)
                                 -----------    ------------   -----------    -------------
    Net decrease                    (682,274)   $ (6,748,320)     (149,629)   $  (1,033,596)
                                 ===========    ============   ===========    =============

CLASS C

Shares sold                        2,410,668    $ 24,425,468     1,372,081    $  14,104,530
Reinvestment of distributions             --              --            --               --
Less shares repurchased           (1,013,787)    (10,077,921)     (921,823)      (9,072,149)
                                 -----------    ------------   -----------    -------------
   Net increase                    1,396,881    $ 14,347,547       450,258    $   5,032,381
                                 ===========    ============   ===========    =============

CLASS Y

Shares sold                          712,741    $  8,169,726       108,534    $   2,161,508
Reinvestment of distributions             --              --            --               --
Less shares repurchased           (1,045,883)    (12,250,133)     (104,678)      (1,130,305)
                                 -----------    ------------   -----------    -------------
   Net increase (decrease)          (333,142)   $ (4,080,407)        3,856    $   1,031,203
                                 ===========    ============   ===========    =============


   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR         YEAR         YEAR         YEAR         YEAR
                                                                    ENDED        ENDED        ENDED        ENDED        ENDED
                                                                   11/30/02     11/30/01     11/30/00     11/30/99     11/30/98
CLASS A
Net asset value, beginning of year                                 $    9.91    $   10.82    $   13.80    $    8.79    $   14.42
                                                                   ---------    ---------    ---------    ---------    ---------
Increase (decrease) from investment operations:

  Net investment income (loss)                                     $   (0.01)   $    0.00(a) $   (0.17)   $   (0.09)   $    0.00(a)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                 0.21        (0.91)       (2.81)        5.10        (4.23)
                                                                   ---------    ---------    ---------    ---------    ---------
       Net increase (decrease) from investment operations          $    0.20    $   (0.91)   $   (2.98)   $    5.01    $   (4.23)

Distributions to shareowners:
  Net realized gain                                                        -            -            -            -        (1.40)
                                                                   ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value                         $    0.20    $   (0.91)   $   (2.98)   $    5.01    $   (5.63)
                                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                       $   10.11    $    9.91    $   10.82    $   13.80    $    8.79
                                                                   =========    =========    =========    =========    =========
Total return*                                                           2.02%       (8.41)%     (21.59)%      57.00%      (32.19)%
Ratio of net expenses to average net assets[dagger]                     2.58%        2.76%        2.19%        2.44%        2.26%
Ratio of net investment income (loss) to average net assets[dagger]    (0.09)%      (0.04)%      (1.13)%      (0.73)%       0.07%
Portfolio turnover rate                                                  101%         177%         139%         180%         195%
Net assets, end of year (in thousands)                             $  94,999    $  82,739      $88,175      $91,092    $  76,257
Ratios with no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                          2.58%        2.76%        2.19%        2.44%        2.27%
  Net investment income (loss)                                         (0.09)%      (0.04)%      (1.13)%      (0.73)%       0.06%
Ratios with waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                          2.57%        2.74%        2.16%        2.40%        2.25%
  Net investment income (loss)                                         (0.08)%      (0.02)%      (1.10)%      (0.69)%       0.08%

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios assuming no reduction for fees paid indirectly.
     (a) Amount rounds to less than one cent a share.


                             The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR         YEAR         YEAR         YEAR         YEAR
                                                                     ENDED        ENDED        ENDED        ENDED        ENDED
                                                                    1/30/02     11/30/01     11/30/00     11/30/99     11/30/98
CLASS B
Net asset value, beginning of year                                 $    9.34    $   10.28    $   13.23    $    8.49    $   14.09
                                                                   ---------    ---------    ---------    ---------    ---------
Increase (decrease) from investment operations:
  Net investment loss                                              $   (0.58)   $   (0.10)   $   (0.34)   $   (0.17)   $   (0.12)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                 0.71        (0.84)       (2.61)        4.91        (4.08)
                                                                   ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) from investment operations           $    0.13    $   (0.94)   $   (2.95)   $    4.74    $   (4.20)
Distributions to shareowners:
   Net realized gain                                                       -            -            -            -        (1.40)
                                                                   ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value                         $    0.13    $   (0.94)       (2.95)   $    4.74    $   (5.60)
                                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                       $    9.47    $    9.34    $   10.28    $   13.23    $    8.49
                                                                   =========    =========    =========    =========    =========
Total return*                                                           1.39%       (9.14)%     (23.30)%      55.83%      (32.79)%
Ratio of net expenses to average net assets[dagger]                     3.21%        3.59%        3.05%        3.20%        3.09%
Ratio of net investment loss to average net assets[dagger]             (0.66)%      (0.87)%      (1.97)%      (1.53)%      (0.84)%
Portfolio turnover rate                                                  101%         177%         139%         180%         195%
Net assets, end of year (in thousands)                             $  29,674    $  35,651    $  40,763    $  51,093    $  35,954
Ratios with no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                          3.21%        3.59%        3.05%        3.20%        3.10%
  Net investment loss                                                  (0.66)%      (0.87)%      (1.97)%      (1.53)%      (0.85)%
Ratios with waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                          3.21%        3.58%        3.03%        3.18%        3.08%
  Net investment loss                                                  (0.66)%      (0.86)%      (1.95)%      (1.51)%      (0.83)%

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios assuming no reduction for fees paid indirectly.

                             The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR         YEAR         YEAR         YEAR         YEAR
                                                                    ENDED        ENDED        ENDED        ENDED        ENDED
                                                                   11/30/02     11/30/01     11/30/00     11/30/99     11/30/98
CLASS C
Net asset value, beginning of year                                 $    9.29    $   10.23    $   13.12    $    8.47    $   14.08
                                                                   ---------    ---------    ---------    ---------    ---------
Increase (decrease) from investment operations:
  Net investment loss                                              $   (0.18)   $   (0.01)   $   (0.14)   $   (0.29)   $   (0.08)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                 0.31        (0.93)       (2.75)        4.94        (4.13)
                                                                   ---------    ---------    ---------    ---------    ---------
        Net increase (decrease) from investment operations         $    0.13    $   (0.94)   $   (2.89)   $    4.65    $   (4.21)
Distributions to shareowners:
  Net realized gain                                                        -            -            -            -        (1.40)
                                                                   ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value                         $    0.13    $   (0.94)   $   (2.89)   $    4.65    $   (5.61)
                                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                       $    9.42    $    9.29    $   10.23    $   13.12    $    8.47
                                                                   =========    =========    =========    =========    =========
Total return*                                                           1.40%       (9.19)%     (22.03)%      54.90%      (32.90)%
Ratio of net expenses to average net assets[dagger]                     3.16%        3.57%        2.85%        3.82%        3.32%
Ratio of net investment loss to average net assets[dagger]             (0.63)%      (0.81)%      (1.81)%      (2.09)%      (1.08)%
Portfolio turnover rate                                                  101%         177%         139%         180%         195%
Net assets, end of year (in thousands)                             $  29,239    $  15,864    $  12,861    $  11,656    $  12,162
Ratios with no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                          3.16%        3.57%        2.85%        3.82%        3.33%
  Net investment loss                                                  (0.63)%      (0.81)%      (1.81)%      (2.09)%      (1.09)%
Ratios with waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                          3.15%        3.55%        2.82%        3.80%        3.31%
  Net investment loss                                                  (0.62)%      (0.79)%      (1.78)%      (2.07)%      (1.07)%

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
      ** Annualized
[dagger] Ratios assuming no reduction for fees paid indirectly.

                             The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR         YEAR         YEAR         YEAR
                                                                    ENDED        ENDED        ENDED        ENDED       4/9/98 TO
                                                                   11/30/02     11/30/01     11/30/00     11/30/99     11/30/98
CLASS Y
Net asset value, beginning of period                               $   10.20    $   11.03    $   13.99    $    8.85    $   14.55
                                                                   ---------    ---------    ---------    ---------    ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $    0.13    $    0.10    $   (0.10)   $    0.01    $       -
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions                0.18        (0.93)       (2.86)        5.13        (5.55)
                                                                   ---------    ---------    ---------    ---------    ---------
         Net increase (decrease) from investment operations        $    0.31    $   (0.83)       (2.96)   $    5.14    $   (5.55)
Distributions to shareowners:
  Net realized gain                                                        -            -            -            -        (0.15)
                                                                   ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value                         $    0.31    $   (0.83)   $   (2.96)   $    5.14    $   (5.70)
                                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                                     $   10.51    $   10.20    $   11.03    $   13.99    $    8.85
                                                                   =========    =========    =========    =========    =========
Total return*                                                           3.04%       (7.52)%     (21.16)%      58.08%      (38.32)%
Ratio of net expenses to average net assets[dagger]                     1.58%        1.80%        1.62%        2.51%        1.75%**
Ratio of net investment income (loss) to average net assets[dagger]     0.93%        0.96%       (0.62)%      (1.07)%       0.06%**
Portfolio turnover rate                                                  101%         177%         139%         180%         195%
Net assets, end of period (in thousands)                           $  41,683    $  43,861    $  47,378    $  27,225    $   1,241
Ratios with reduction for fees paid indirectly:
  Net expenses                                                          1.58%        1.80%        1.60%        2.41%        1.75%**
  Net investment income (loss)                                          0.93%        0.96%       (0.60)%      (0.97)%       0.06%**

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
      ** Annualized.
[dagger] Ratios assuming no reduction for fees paid indirectly.

                             The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

On September 28, 2001 (Closing Date), the Fund acquired the assets of the Pioneer Indo-Asia Fund in exchange solely for (I) the issuance of Class A, Class B and Class C shares of beneficial interest of the Fund and (II) the assumption by the Fund of the liabilities of the Pioneer Indo-Asia Fund. Following this transfer, the Pioneer Indo-Asia Fund was liquidated and dissolved and Class A, B, C shares of the Fund were distributed to the former shareowners of the Pioneer Indo-Asia Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareowner of the Pioneer Indo-Asia Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The unrealized depreciation of $4,782,666 at the date of transfer was treated as non-taxable by the Pioneer Indo-Asia Fund. As such, the Pioneer Emerging Markets Fund's basis in the securities transferred reflects their historical cost basis as of the date of transfer. The portfolio turnover shown in the financial highlights excludes purchases and sales of securities by the Pioneer Indo-Asia Fund prior to the date of transfer. The shares issued in connection with the acquisition are included in shares sold in the statement of changes in net assets. The net assets, shares outstanding and net asset values per share as of the Closing Date were:


--------------------------------------------------------------------------------
                                   INDO-ASIA
                                      FUND
                              (PRE-REORGANIZATION)
--------------------------------------------------------------------------------
                                   CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
Net Assets                      $10,440,910        $6,173,748       $1,808,568
Shares Outstanding                1,451,846           905,821          268,433
Net Asset Value Per Share              7.19              6.82             6.74
--------------------------------------------------------------------------------
30

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                EMERGING MARKETS
                                      FUND
                              (PRE-REORGANIZATION)
--------------------------------------------------------------------------------
                        CLASS A        CLASS B        CLASS C        CLASS Y
--------------------------------------------------------------------------------
Net Assets           $75,926,967    $27,792,186    $12,799,378    $39,133,082
Shares Outstanding     8,499,583      3,299,324      1,528,054      4,269,139
Net Asset Value
   Per Share                8.93           8.42           8.38           9.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                EMERGING MARKETS
                                      FUND
                             (POST-REORGANIZATION)
--------------------------------------------------------------------------------
                        CLASS A        CLASS B        CLASS C        CLASS Y
--------------------------------------------------------------------------------
Net Assets           $86,367,877    $33,965,934    $14,607,946    $39,133,082
Shares Outstanding     9,668,580      4,032,009      1,743,946      4,269,139
Net Asset Value
   Per Share                8.93           8.42           8.38           9.17
--------------------------------------------------------------------------------

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02                               (continued)
--------------------------------------------------------------------------------

   ex-dividend date in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. FUTURES CONTRACTS
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At November 30, 2002, the Fund had no open futures contracts.

E. TAXES
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2002, the Fund paid $81,705 in such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2002, the Fund had no reserve related to capital gains. The estimated reserve for the repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2002, the reserve related to taxes on the repatriation of foreign currencies was $364,031.

   There were no distributions paid during the years ended November 30, 2002 and 2001 respectively.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02                               (continued)
--------------------------------------------------------------------------------

   The following shows components of distributable earnings on a federal income tax basis at November 30, 2002. These amounts do not include the capital loss carryforward.

   -----------------------------------------------------------------------------
                                                                2002
   -----------------------------------------------------------------------------
     Undistributed ordinary income                        $       40,839
     Undistributed long-term gain                                      -
     Unrealized depreciation                                  (7,674,008)
                                                          ----------------------

     Total                                                $   (7,633,169)
   -----------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2002 the Fund reclassified $219,085 from accumulated net investment loss to accumulated net realized loss on investments. The reclassification has no impact on the net assets value of the fund and is designed to present the Fund's capital accounts on a tax basis.

F. FUND SHARES
   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $16,785 in underwriting commissions on the sale of Fund shares during year ended November 30, 2002.

G. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

H. SECURITIES LENDING
   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at year end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

I. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreements. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2002, $194,326 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02                               (continued)
--------------------------------------------------------------------------------

negotiated rates. Included in due to affiliates is $88,248 in transfer agent fees owed to PIMSS at November 30, 2002.

4. DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $63,200 in distribution fees payable to PFD at November 30, 2002.

In addition, redemptions of each class of shares (except Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD by shareowners. For the year ended November 30, 2002, CDSCs in the amount of $114,979 were paid to PFD by shareowners.

5. EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2002, the Fund's expenses were reduced by $11,095 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS
During the year ended November 30, 2002, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of the portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At November 30, 2002, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $143,776 and $143,456, respectively, resulting in a net receivable of $320.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. LINE OF CREDIT FACILITY
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2002, there was no borrowing under such agreement.

8. CHANGE IN INDEPENDENT AUDITORS
On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREOWNERS
OF PIONEER EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets Fund (the "Fund") as of November 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2001 and the financial highlights for each of the four years in the period ended November 30, 2001 were audited by other auditors who have ceased operations and whose report dated January 11, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund at November 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 14, 2003

PIONEER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


INDEPENDENT ACCOUNTANTS
Ernst & Young LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.


TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          POSITION HELD              TERM OF OFFICE/LENGTH OF SERVICE

John F. Cogan, Jr. (76)*       Chairman of the Board,     Trustee since 1994.
                               Trustee and President      Serves until retirement or
                                                          removal.



*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**        Trustee and                Trustee since October, 2001.
                               Executive Vice President   Serves until retirement or
                                                          removal.







**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS          POSITION HELD              TERM OF OFFICE/LENGTH OF SERVICE
Mary K. Bush (54)              Trustee                    Trustee since 1997.
3509 Woodbine Street                                      Serves until retirement or
Chevy Chase, MD 20815                                     removal.



------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)   Trustee                    Trustee since 1994.
Boston University Healthcare                              Serves until retirement or
Entrepreneurship Program,                                 removal.
53 Bay State Road,
Boston, MA 02215


------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)      Trustee                    Trustee since 1994.
1001 Sherbrooke Street West,                              Serves until retirement or
Montreal, Quebec, Canada                                  removal.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD

Deputy Chairman and a Director of Pioneer        Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer
Funds; and Of Counsel (since 2000, Partner
prior to 2000), Hale and Dorr LLP (counsel to
PIM-USA and the Pioneer Funds).
------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November       None
2001; Director, Chief Executive Officer and
President of PIM-USA since October 2001;
Director of Pioneer Investment Management
Shareholder Services, Inc. since October
2001; President and a Director of Pioneer
Funds Distributor, Inc. (PFD) (Chairman) and
Pioneer International Corporation since
October 2001; Executive Vice President of all
of the Pioneer Funds since October 2001;
President of Fidelity Private Wealth
Management Group from 2000 through October
2001; and Executive Vice
President--Distribution and Marketing of
Fidelity Investments Institutional Services
and Fidelity Investments Canada Ltd. prior to
2000.

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD

President, Bush & Co. (international             Director and/or Trustee of Brady
advisory firm)                                   Corporation (industrial identification
                                                 and specialty coated material products
                                                 manufacturer), Mastec Inc. (communications
                                                 and energy infrastructure), Mortgage
                                                 Guaranty Insurance Corporation, R.J.
                                                 Reynolds Tobacco Holdings, Inc. (tobacco)
                                                 and Student Loan Marketing Association
                                                 (secondary marketing of student loans)

------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care   None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor
of Surgery, Boston University School of
Medicine; University Professor, Boston
University
------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.      None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           POSITION HELD           TERM OF OFFICE/LENGTH OF SERVICE

Marguerite A. Piret (54)        Trustee                 Trustee since 1994.
One Boston Place, 26th Floor,                           Serves until retirement or
Boston, MA 02108                                        removal.
------------------------------------------------------------------------------------------
Stephen K. West (74)            Trustee                 Trustee since 1994.
125 Broad Street,                                       Serves until retirement or
New York, NY 10004                                      removal.

------------------------------------------------------------------------------------------
John Winthrop (66)              Trustee                 Trustee since 1994.
One North Adgers Wharf                                  Serves until retirement or
Charleston, SC 29401                                    removal.
------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           POSITION HELD           TERM OF OFFICE/LENGTH OF SERVICE
Joseph P. Barri (56)            Secretary               Since 1994. Serves at the
                                                        discretion of Board.
------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)        Assistant Secretary     Since November, 2000.
                                                        Serves at the discretion of Board.
------------------------------------------------------------------------------------------
Vincent Nave (57)               Treasurer               Since November, 2000.
                                                        Serves at the discretion of Board.
------------------------------------------------------------------------------------------
Luis I. Presutti (37)           Assistant Treasurer     Since November, 2000.
                                                        Serves at the discretion of Board.
------------------------------------------------------------------------------------------
Gary Sullivan (44)              Assistant Treasurer     Since May, 2002.
                                                        Serves at the discretion of Board.
------------------------------------------------------------------------------------------
Alan Janson (31)                Assistant Treasurer     Since July, 2002.
                                                        Serves at the discretion of Board.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD

President, Newbury, Piret & Company, Inc.        Director, Organogenesis Inc. (tissue
(merchant banking firm)                          engineering company)
------------------------------------------------------------------------------------------
Of Counsel, Sullivan & Cromwell (law firm)       Director, Dresdner RCM Global Strategic
                                                 Income Fund, Inc. and The Swiss Helvetia
                                                 Fund, Inc. (close-ended investment
                                                 companies), AMVESCAP PLC (investment
                                                 managers) and First ING Life Insurance
                                                 Company of New York
------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.             Director of NUI Corp. (energy sales,
(private investment firm)                        services and distribution)

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD

Partner, Hale and Dorr, LLP; Secretary of all    None
of the Pioneer Funds Other Directorships Held
------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-     None
Legal of Pioneer; and Secretary/Clerk of most
of PIM-USA's subsidiaries since October 2000;
Assistant Secretary of all of the Pioneer Funds
since November 2000; Senior Counsel, Assistant
Vice President and Director of Compliance of
PIM-USA from April 1998 through October 2000;
Vice President and Assistant General Counsel,
First Union Corporation from December 1996
through March 1998
------------------------------------------------------------------------------------------
Vice President-Fund Accounting and Custody       None
Services of Pioneer (Manager from September
1996 to February 1999); and Treasurer of all
of the Pioneer Funds (Assistant Treasurer
from June 1999 to November 2000)
------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting,        None
Administration and Custody Services of
Pioneer (Fund Accounting Manager from 1994 to
1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting,         None
Administration and Custody Services of
Pioneer since 1997; and Assistant Treasurer
of all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information          None
Technology - Fund Accounting, Administration
and Custody Services of Pioneer since March
2002, and Assistant Treasurer of all of the
Pioneer Funds since July 2002. Manager,
Valuation Risk and Performance Reporting of
Pioneer from June 2000 to February 2002;
member of Pioneer Pricing Group from 1996 to
2000 (promoted to Manager in 1998)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. Youspecify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.





[logo] PIONEER
       Investments(R)

PIONEER INVESTMENT MANAGEMENT, INC.                                12832-00-0103
60 STATE STREET                          (C)2003 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
www.pioneerfunds.com                    [recycle logo] PRINTED ON RECYCLED PAPER